Exhibit 31.6

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary R. Abramowicz, certify that:

1. I have reviewed this annual report on Form 10-K/A of County Bancorp, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2016

/s/ Gary R. Abramowicz
Gary R. Abramowicz
Chief Financial Officer